Exhibit 10.12
REGISTRATION RIGHTS AGREEMENT
     This Registration Rights Agreement (this “Agreement”) is made and entered into as of December 27, 2007, by and among NovaRay Medical, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Schedule I hereto (the “Purchasers”).
          This Agreement is being entered into pursuant to the Series A Convertible Preferred Stock and Warrant Purchase Agreement dated as of the date hereof among the Company and the Purchasers participating in the Initial Closing (the “Purchase Agreement”). The Company may sell and issue additional shares of Preferred Stock and Warrants (each as defined below) (the “Additional Securities”) to certain Purchasers and other purchasers (the “Additional Purchasers”) pursuant to the Purchase Agreement.
          The Company and the Purchasers hereby agree as follows:
     1. Definitions.
          Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:
          “Advice” shall have meaning set forth in Section 3(m).
          “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.
          “Board” shall have meaning set forth in Section 3(n).
          “Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other government actions to close.
          “Commission” means the Securities and Exchange Commission.
          “Common Stock” means the Company’s Common Stock, par value $.001 per share.
          “Company” means NovaRay Medical, Inc., a Delaware corporation.
          “Conversion Shares” means any shares of Common Stock issuable upon conversion of the Preferred Stock.
          “Demand Effectiveness Date” means, subject to Section 2(d) hereof, with respect to the Demand Registration Statement the earlier of (A) the one hundred twentieth (120th) day following the Demand Filing Date or (B) the date which is within five (5) Business Days after the date on which the Commission informs the Company (i) that the Commission will not review the Demand Registration Statement or (ii) that the Company may request the acceleration of the effectiveness of the Demand Registration Statement.

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          “Demand Effectiveness Period” shall have the meaning set forth in Section 2(b).
          “Demand Filing Date” means, subject to Section 2(d) hereof, the forty-fifth (45th) day following the receipt by the Company of the Demand Notice.
          “Demand Notice” shall have the meaning set forth in Section 2(b).
          “Demand Registration Statement” shall have the meaning set forth in Section 2(b).
          “Effectiveness Date” means, subject to Section 2(d) hereof, with respect to the Registration Statement to be filed pursuant to Section 2(a) hereof, the earlier of (A) the two hundred tenth (210th) day following the Filing Date or (B) the date which is within five (5) Business Days after the date on which the Commission informs the Company (i) that the Commission will not review such Registration Statement or (ii) that the Company may request the acceleration of the effectiveness of such Registration Statement.
          “Effectiveness Period” shall have the meaning set forth in Section 2.
          “Event” shall have the meaning set forth in Section 7(e).
          “Event Date” shall have the meaning set forth in Section 7(e).
          “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          “Filing Date” means, subject to Section 2(d) hereof, the forty-fifth (45th) day following the last day on which Preferred Stock and Warrants may be sold pursuant to the Purchase Agreement.
          “Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.
          “Indemnified Party” shall have the meaning set forth in Section 5(c).
          “Indemnifying Party” shall have the meaning set forth in Section 5(c).
          “Initiating Holders” shall have the meaning set forth in Section 2(b).
          “Losses” shall have the meaning set forth in Section 5(a).
          “Mandatorily Registrable Securities” means (i) the Shell Shares; (ii) the shares of Common Stock issuable upon conversion of the Preferred Stock; (iii) the Specified Shares, and (iv) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.
          “Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.
          “Preferred Stock” means shares of the Company’s Series A Convertible Preferred Stock issued to the Purchasers pursuant to the Purchase Agreement (and for the avoidance of doubt, shall not include the Underlying Preferred Stock).

          “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.
          “Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.
          “Registrable Securities” means (i) the Mandatorily Registrable Securities; and (ii) the Warrant Shares.
          “Registration Statement” means all or any (as the context requires) of the registration statements and any additional registration statements contemplated by Section 2, including (in each case) the Prospectuses, amendments and supplements to such registration statements or Prospectuses, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statements.
          “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
          “Rule 144(k)” means Rule 144(k) promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
          “Rule 158” means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
          “Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
          “Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
          “Securities Act” means the Securities Act of 1933, as amended.
          “Shell Shares” means the 187,266 shares of Common Stock owned as of the date hereof by Vision Opportunity Master Fund, Ltd.
          “Special Counsel” means Sadis & Goldberg LLP.
          “Specified Shares” means 5,202 shares of the Company’s Common Stock issued in the Merger to the certain purchasers of common stock of NovaRay, Inc. pursuant to subscription agreements dated December 20, 2007.

          “Underlying Preferred Stock” means the Company’s Series A Convertible Preferred Stock issuable upon exercise of the Series J Warrant.
          “Warrants” means the warrants to purchase shares of Common Stock and/or Underlying Preferred Stock (as applicable) issued to the Purchasers pursuant to the Purchase Agreement.
          “Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants and the shares of Common Stock issuable upon conversion of the Underlying Preferred Stock, and any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.
     2. Registration.
          (a) Mandatory Registration. On or prior to the Filing Date, the Company shall prepare and file with the Commission a “resale” Registration Statement providing for the resale of all Mandatorily Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. Such Registration Statement shall be on Form SB-2 (except if the Company is not then eligible to register for resale the Mandatorily Registrable Securities on Form SB-2, in which case such registration shall be on another appropriate form in accordance herewith and the Securities Act and the rules promulgated thereunder). Such Registration Statement shall cover to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Mandatorily Registrable Securities. The Company shall (i) not permit any securities other than the Mandatorily Registrable Securities to be included in such Registration Statement (except as may be required to satisfy any listing requirements of the OTC Bulletin Board as may be approved by the Holders) and (ii) use its best efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Effectiveness Date, and to keep such Registration Statement continuously effective under the Securities Act until such date as is the earlier of (x) the date when all Mandatorily Registrable Securities covered by such Registration Statement have been sold, or (y) as to any Mandatorily Registrable Securities held by any Holder, the date on which such Mandatorily Registrable Securities may be sold without any restriction pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company’s transfer agent to such effect (the “Effectiveness Period”). If at any time and for any reason, an additional Registration Statement is required to be filed because at such time the actual number of shares of Common Stock into which the Preferred Stock is convertible plus the number of shares of Common Stock previously issued upon such conversion exceeds the number of shares of Mandatorily Registrable Securities remaining under such Registration Statement, the Company shall have twenty (20) Business Days to file such additional Registration Statement, and the Company shall use its reasonable commercial efforts to cause such additional Registration Statement to be declared effective by the Commission as soon as possible, but in no event later than sixty (60) Business Days after filing.
          (b) Demand Registration. If the Company shall receive, at any time after the Effectiveness Date of the Registration Statement pursuant to a mandatory registration under Section 2(a) but prior to five (5) years from the date of this Agreement, a written request from the Holders of a majority in interest of the Warrant Shares (the “Initiating Holders”) that the Company file a registration statement under the Securities Act, then the Company shall, within fifteen (15) days after the receipt of such written request, give written notice of such request to all Holders (the “Demand Notice”), and file by the Demand Filing Date a Registration Statement (the “Demand Registration Statement”) under the Securities Act covering all Warrant Shares requested to be registered by the Holders in a written request received by the Company within fifteen (15) days of the mailing of the Demand Notice, provided that such Registration Statement must be declared effective by the Commission by the Demand Effectiveness Date. The Demand Registration Statement required hereunder shall be on Form SB-2 (except if the Company is not then eligible to register for resale the Warrant Shares on Form SB-2, in which case the Demand Registration Statement shall be on another appropriate form). The Demand Registration Statement required hereunder shall contain the Plan of Distribution, attached hereto as Exhibit A (which may be modified to respond to comments, if any, received by the Commission). The Company shall (i) not permit any securities other than the Warrant Shares to be included in the Demand Registration Statement and (ii) use its best efforts to cause the Demand Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, and to keep such Demand Registration Statement continuously effective under the Securities Act until such date as is the earlier of (x) the date when all Warrant Shares covered by such Demand Registration Statement have been sold or (y) the date on which the Warrant Shares may be sold without any restriction pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company’s transfer agent to such effect (the “Demand Effectiveness Period”). The Company shall not be required to effect a Demand Registration Statement pursuant to this Section 2(b): (aa) after the Company has effected one Demand Registration Statement pursuant to this Section 2(b), and such registrations have been declared or ordered effective; and (bb) during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date one hundred eighty (180) days following the effective date of, a Company-initiated Registration Statement subject to Section 2(c), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective.
          (c) Piggyback Registrations Rights. If at any time when there is not an effective Registration Statement covering the Warrant Shares, the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each Holder of Warrant Shares written notice of such determination and, if within thirty (30) days after receipt of such notice, or within such shorter period of time as may be specified by the Company in such written notice as may be necessary for the Company to comply with its obligations with respect to the timing of the filing of such registration statement, any such Holder shall so request in writing (which request shall specify the Warrant Shares intended to be disposed of by the Purchasers), the Company will cause the registration under the Securities Act of all Warrant Shares which the Company has been so requested to register by the Holder, to the extent required to permit the disposition of the Warrant Shares so to be registered; provided that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to such Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Warrant Shares in connection with such registration (but not from its obligation to pay expenses in accordance with Section 4 hereof), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Warrant Shares being registered pursuant to this Section 2(c) for the same period as the delay in registering such other securities. The Company shall include in such registration statement all or any part of such Warrant Shares such Holder requests to be registered; provided, however, that the Company shall not be required to register any Warrant Shares pursuant to this Section 2(c) that are eligible for sale pursuant to Rule 144(k) of the Securities Act. In the case of an underwritten public offering, if the managing underwriter(s) or underwriter(s) should reasonably object to the inclusion of the Warrant Shares in such registration statement, then if the Company after consultation with the managing underwriter should reasonably determine that the inclusion of such Warrant Shares would materially

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adversely affect the offering contemplated in such registration statement, and based on such determination recommends inclusion in such registration statement of fewer or none of the Warrant Shares of the Holders, then (x) the number of Warrant Shares of the Holders included in such registration statement shall be reduced pro-rata among such Holders (based upon the number of Warrant Shares requested to be included in the registration), if the Company after consultation with the underwriter(s) recommends the inclusion of fewer Warrant Shares, or (y) none of the Warrant Shares of the Holders shall be included in such registration statement, if the Company after consultation with the underwriter(s) recommends the inclusion of none of such Warrant Shares; provided, however, that if securities are being offered for the account of other persons or entities as well as the Company, such reduction shall not represent a greater fraction of the number of Warrant Shares intended to be offered by the Holders than the fraction of similar reductions imposed on such other persons or entities (other than the Company).
          (d) Notwithstanding anything to the contrary set forth in this Section 2, in the event the Commission does not permit the Company to register all of the Mandatorily Registrable Securities in a Registration Statement because of the Commission’s application of Rule 415, the Company shall register in such Registration Statement the number of Mandatorily Registrable Securities as is permitted by the Commission, provided, however, that the number of Mandatorily Registrable Securities to be included in such Registration Statement or any subsequent registration statement shall be determined in the following order: (i) first, the Shell Shares; (ii) second, the shares of Common Stock issuable upon conversion of the Preferred Stock shall be registered on a pro rata basis among the holders of the Preferred Stock, and (iii) third, the Specified Shares shall be registered on a pro rata basis among the holders of the Specified Shares. In addition, in the event the Commission does not permit the Company to register all of the Warrant Shares in a Demand Registration Statement because of the Commission’s application of Rule 415, the Company shall register in such Demand Registration Statement the number of Warrant Shares as is permitted by the Commission, provided, however, that the number of Warrant Shares to be included in such Demand Registration Statement or any subsequent registration statement shall be determined in the following order: (i) first, the shares of Common Stock issuable upon conversion of the Underlying Preferred Stock shall be registered on a pro rata basis among the holders of the Underlying Preferred Stock, and (ii) second, the shares of Common Stock issuable upon exercise of the Warrants shall be registered on a pro rata basis among the holders of the Warrants. In the event the Commission does not permit the Company to register all of the Mandatorily Registrable Securities and/or Warrant Shares (as the case may be) in a Registration Statement, the Company shall use its reasonable commercial efforts to file subsequent Registration Statements to register the Mandatorily Registrable Securities and/or Warrant Shares (as the case may be) that were not registered in such Registration Statement as promptly as possible and in a manner permitted by the Commission. For purposes of only this Section 2(d), “Filing Date” means with respect to each subsequent Registration Statement filed pursuant hereto, the later of (i) sixty (60) Business Days following the sale of substantially all of the Registrable Securities included in the initial Registration Statement or any subsequent Registration Statement and (ii) six (6) months following the effective date of the initial Registration Statement or any subsequent Registration Statement, as applicable, or such earlier date as permitted by the Commission. For purposes of only this Section 2(d), “Effectiveness Date” means with respect to each subsequent Registration Statement filed pursuant hereto, the earlier of (A) the one hundred twentieth (120th) Business Day following the filing date of such Registration Statement (or in the event such Registration Statement receives a “full review” by the Commission, the one hundred fortieth (140th) Business Day following such filing date) or (B) the date which is within five (5) Business Days after the date on which the Commission informs the Company (i) that the Commission will not review such Registration Statement or (ii) that the Company may request the acceleration of the effectiveness of such Registration Statement; provided that, if the Effectiveness Date falls on a Saturday, Sunday or any other day which shall be a legal holiday or a day on which the Commission is authorized or required by law or other government actions to close, the Effectiveness Date shall be the following Business Day.

     3. Registration Procedures.
          In connection with the Company’s registration obligations hereunder, the Company shall:
          (a) Prepare and file with the Commission, on or prior to the Filing Date and/or Demand Filing Date, as applicable, a Registration Statement on Form SB-2 (or if the Company is not then eligible to register for resale the Registrable Securities on Form SB-2 such registration shall be on another appropriate form in accordance herewith and the Securities Act and the rules promulgated thereunder) in accordance with the plan of distribution as set forth on Exhibit A hereto and in accordance with applicable law, and cause the applicable Registration Statement to become effective and remain effective as provided herein; provided, however, that not less than three (3) Business Days prior to the filing of the applicable Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall furnish to the Holders and Special Counsel, copies of all such documents proposed to be filed, which documents will be subject to the review of such Holders and such Special Counsel.
          (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the applicable Registration Statement as may be necessary to keep the applicable Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period or the Demand Effectiveness Period, as applicable, and prepare and file with the Commission such additional Registration Statements as necessary in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force); (iii) respond as promptly as possible, but in no event later than ten (10) Business Days, to any comments received from the Commission with respect to the applicable Registration Statement or any amendment thereto and as promptly as possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to the applicable Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the applicable Registration Statement during the Effectiveness Period or the Demand Effectiveness Period, as applicable, in accordance with the intended methods of disposition by the Holders thereof set forth in the applicable Registration Statement as so amended or in such Prospectus as so supplemented.
          (c) Notify the Holders of Registrable Securities and Special Counsel as promptly as possible (and, in the case of (i)(A) below, not less than three (3) Business Days prior to such filing, and in the case of (iii) below, on the same day of receipt by the Company of such notice from the Commission) and confirm such notice in writing no later than one (1) Business Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the applicable Registration Statement is filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement and (C) with respect to such Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the applicable Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the applicable Registration Statement covering any or all of the Registrable Securities or the initiation or threatening of any Proceedings for that purpose; (iv) if at any time any of the representations and warranties of the Company contained in any agreement contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (vi) of the occurrence of any event that makes any statement made in the applicable Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
          (d) Use its reasonable commercial efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, as promptly as possible, (i) any order suspending the effectiveness of the applicable Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction.
          (e) If requested by the Holders of a majority in interest of the applicable Registrable Securities, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the applicable Registration Statement such information as the Company reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.
          (f) If requested by any Holder, furnish to such Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.
          (g) Promptly deliver to each Holder and Special Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and subject to the provisions of Sections 3(m) and 3(n), the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.
          (h) Prior to any public offering of Registrable Securities, use its reasonable commercial efforts to register or qualify or cooperate with the selling Holders and Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period or the Demand Effectiveness Period, as applicable, and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.
          (i) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates, to the extent permitted by the Purchase Agreement and applicable federal and state securities laws, shall be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any Holder may request in connection with any sale of Registrable Securities.

          (j) Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the applicable Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither such Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
          (k) Use its reasonable commercial efforts to cause all Registrable Securities relating to the applicable Registration Statement to be listed or quoted on the OTC Bulletin Board or any other securities exchange, quotation system or market, if any, on which similar securities issued by the Company are then listed or quoted, as and when required pursuant to the Purchase Agreement.
          (l) Comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall conform to the requirements of Rule 158. For the avoidance of doubt, the filing and continued availability of the information on the EDGAR electronic filing system shall satisfy the requirements of this subsection (l).
          (m) The Company may require each selling Holder to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the applicable Registration Statement, Prospectus, or any amendment or supplement thereto, and the Company may exclude from such registration the Registrable Securities of any such Holder who fails to furnish such information within a reasonable time after receiving such request without penalty.
          If a Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force) the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference is required.
          Each Holder covenants and agrees that it will not sell any Registrable Securities under a Registration Statement until the Company has electronically filed the Prospectus as then amended or supplemented as contemplated in Section 3(g) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 3(c).
          Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v) or 3(n), such Holder will forthwith discontinue disposition of such Registrable Securities under the applicable Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

          (n) If (i) there is material non-public information regarding the Company which the Company’s Board of Directors (the “Board”) reasonably determines not to be in the Company’s best interest to disclose and which the Company is not otherwise required to disclose, (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board reasonably determines not to be in the Company’s best interest to disclose, or (iii) the Company is required to file a post-effective amendment to a Registration Statement to incorporate the Company’s quarterly and annual reports and audited financial statements on Forms 10-QSB and 10-KSB, then the Company may postpone or suspend filing or effectiveness of a registration statement for a period not to exceed thirty (30) consecutive days; provided that the Company may not postpone or suspend filing or effectiveness of a registration statement under this Section 3(n) for more than sixty (60) days in the aggregate during any three hundred sixty (360) day period; provided, however, that no such postponement or suspension shall be permitted for consecutive thirty (30) day periods arising out of the same set of facts, circumstances or transactions.
     4. Registration Expenses.
          All fees and expenses incident to the performance of or compliance with this Agreement by the Company, except as and to the extent specified in this Section 4, shall be borne by the Company whether or not any Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to any Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the OTC Bulletin Board and each other securities exchange or market on which Registrable Securities are required hereunder to be listed, (B) with respect to filing fees required to be paid to the Financial Industry Regulatory Authority (“FINRA), (including, without limitation, pursuant to FINRA Rule 2710) and (C) in compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Holders in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the Holders of a majority of Registrable Securities may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and Special Counsel for the Holders, in the case of the Special Counsel, up to a maximum amount of $5,000 for each Registration Statement filed pursuant to this Agreement, (v) Securities Act liability insurance, if the Company desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company’s independent public accountants (including the expenses of any comfort letters or costs associated with the delivery by independent public accountants of a comfort letter or comfort letters). In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. The Company shall not be responsible for any discounts, commissions, transfer taxes or other similar expenses incurred by the Holders in connection with the sale of the Registrable Securities.

x

     5. Indemnification.
          (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, managers, partners, members, shareholders, agents, brokers, investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, managers, partners, members, shareholders, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (i) any violation by the Company of the Securities Act, the Exchange Act, any state securities laws, or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws, or (ii) untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based upon information regarding Holder or such other Indemnified Party furnished to the Company by such Holder for use therein, which information was relied on by the Company for use therein, provided, however, that the foregoing indemnity and disbursements, agreement with respect to any preliminary prospectus will not inure to the benefit of any Person indemnified pursuant to this Section 5(a) from whom the person asserting any such losses, claims, damages or liabilities purchased shares in the offering, if a copy of the prospectus (as then amended or supplemented if the Company will have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Indemnified Person to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.
          (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, managers, partners, members, shareholders, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, managers, partners, members, shareholders, officers, agents and employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, based solely upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or based solely upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished by such Holder to the Company expressly for use therein and that such information was reasonably relied upon by the Company for use therein and was reviewed and expressly approved in writing by such Holder expressly for the use in the applicable Registration Statement or such Prospectus or such form of Prospectus or any amendment or supplement thereto. Notwithstanding anything to the contrary contained herein, each Holder shall be liable under this Section 5(b) for only that amount as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to the applicable Registration Statement.

          (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall be entitled to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.
          An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and any such party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened Proceeding in respect of which any Indemnified Party is a party and indemnity has been sought hereunder, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.
          All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided that the Indemnified Party shall reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).
          (d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is due but unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other from the offering of the Preferred Stock and Warrants. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault, as applicable, of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms. In no event shall any selling Holder be required to contribute an amount under this Section 5(d) in excess of the net proceeds received by such Holder upon sale of such Holder’s Registrable Securities pursuant to the Registration Statement giving rise to such contribution obligation.
          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
          The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties pursuant to the law.
     6. Rule 144.
          As long as any Holder owns Registrable Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. As long as any Holder owns Registrable Securities, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Holders and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Person to sell Conversion Shares and Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions relating to such sale pursuant to Rule 144. Upon the request of any Holder, the Company shall delivery to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.
     7. Miscellaneous.
          (a) Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, such Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

          (b) No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has, as of the date hereof entered into and currently in effect, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as disclosed in the Purchase Agreement, neither the Company nor any of its subsidiaries has previously entered into any agreement currently in effect granting any registration rights with respect to any of its securities to any Person. Without limiting the generality of the foregoing, without the written consent of the Holders of a majority of the then outstanding Registrable Securities, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of the Holders set forth herein, and are not otherwise in conflict with the provisions of this Agreement.
          (c) Failure to File Registration Statement and Other Events. The Company and the Holders agree that the Holders will suffer damages if a Registration Statement is not filed on or prior to the Filing Date and/or the Demand Filing Date, as applicable, and not declared effective by the Commission on or prior to the Effectiveness Date and/or the Demand Effectiveness Date, as applicable and maintained in the manner contemplated herein during the Effectiveness Period and/or the Demand Effectiveness Period, as applicable, or if certain other events occur. The Company and the Holders further agree that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if (A) the applicable Registration Statement is not filed on or prior to the Filing Date and/or the Demand Filing Date, as applicable, or (B) the applicable Registration Statement is not declared effective by the Commission on or prior to the Effectiveness Date and/or the Demand Effectiveness Date, as applicable, or (C) the Company fails to respond in writing to any and all comments from the Commission within ten (10) Business Days of receipt of such comments or (D) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act within five (5) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be “reviewed,” or is not subject to further review, or (E) the applicable Registration Statement is filed with and declared effective by the Commission but thereafter ceases to be effective as to all applicable Registrable Securities, as the case may be, at any time prior to the expiration of the Effectiveness Period and/or the Demand Effectiveness Period, as the case may be, without being succeeded immediately by a subsequent Registration Statement filed with and declared effective by the Commission in accordance with Section 2 hereof, or (F) the Company has breached Section 3(n), or (G) trading in the Common Stock shall be suspended or if the Common Stock is no longer quoted on or is delisted from the OTC Bulletin Board (or other principal exchange on which the Common Stock is traded) for any reason for more than ten (10) Business Days in the aggregate (any such failure or breach being referred to as an “Event,” and for purposes of clauses (A) and (B) the date on which such Event occurs, or for purposes of clause (C) the date on which such ten (10) Business Day period is exceeded, or for purposes of clause (D) the date on which such five (5) Business Day period is exceeded, or for purposes of clause (E) after more than fifteen (15) Business Days, or for purposes of clause (G) the date on which such ten (10) Business Day period is exceeded, being referred to as “Event Date”), the Company shall pay an amount in cash or registered Common Stock (at the Company’s sole discretion) to each Holder, as partial liquidated damages and not as a penalty, equal to one and a half percent (1.5%) of the amount of the Holder’s initial investment in the Preferred Stock and Warrants for each calendar month or portion thereof thereafter from the Event Date until the applicable Event is cured; provided, however, that (x) if there is a delay in a Registration Statement being declared effective due to comments concerning the Merger or the status of the Company prior to consummation of the Merger, the penalties pursuant to this Section shall be waived until such comments have been satisfied, (y) should any Registrable Securities be freely tradable pursuant to Rule 144, the Company shall have no obligation to pay penalties pursuant to this Section, and (z) in no event shall the amount of liquidated damages payable at any time and from time to time to any Holder pursuant to this Section 7(c) exceed an aggregate of twelve percent (12%) of the amount of the Holder’s initial investment in the Preferred Stock and Warrants. Notwithstanding anything to the contrary in this paragraph (e), if (i) any of the Events described in clauses (A), (B), (C), (D), (E) or (G) shall have occurred, (ii) on or prior to the applicable Event Date, the Company shall have exercised its rights under Section 3(n) hereof and (iii) the postponement or suspension permitted pursuant to such Section 3(n) shall remain effective as of such applicable Event Date, then the applicable Event Date shall be deemed instead to occur on the third Business Day following the termination of such postponement or suspension. Liquidated damages payable by the Company pursuant to this Section 7(c) shall be payable on the first (1st) Business Day of each thirty (30) day period following the Event Date. In the event that the Company exercises its right to pay the amounts due under this Section 7(c) in registered Common Stock, such shares shall be valued in a manner consistent with valuation of such shares in the Purchase Agreement. Notwithstanding the foregoing provisions of this Section 7(c), the Company may not exercise its right to pay the amounts due under this Section 7(c) in registered Common Stock, unless such shares meet all the requirements under this Agreement for transferability set forth in this Agreement applicable to shares of Common Stock registered in accordance with this Agreement.
          (d) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of a majority of the Registrable Securities outstanding. No consideration shall be offered or paid to any Holders of Preferred Stock or Holders of the Warrants to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents, Holders of Preferred Stock or Holders of the Warrants, as the case may be. The Company has not, directly or indirectly, made any agreements with any Purchasers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege, nor shall any waiver by the Holder of any such right or rights on any one occasion be deemed a waiver of the same right or rights on any future occasion.
          (e) Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or by facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company:	NovaRay Medical, Inc 1850 Embarcadero Road
Palo Alto, CA 94303
Attention: Chief Executive Officer
Tel. No.: (408) 966-5738
Fax No.: (650) 565-8601

with copies to:	Morrison & Foerster LLP
755 Page Mill Road
Palo Alto, California 94304-1018
Attn: Michael C. Phillips
Facsimile: (650) 494-0792

If to any Purchaser:	At the address of such Purchaser set forth on
Schedule I to this Agreement, with copies to
Purchaser’s counsel (which copies shall not
constitute notice to such purchaser) as set forth
on Schedule I or as specified in writing by such
Purchaser.

with copies to	Sadis & Goldberg LLP
Special Counsel:	551 Fifth Avenue, 21st Floor
New York, New York 10176
Attention: Paul Fasciano, Esq.
Facsimile: (212) 573-8026
          Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other parties hereto.
          (f) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns and shall inure to the benefit of each Holder and its successors and assigns. The Company may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of each Holder.
          (g) Assignment of Registration Rights. The rights of each Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by each Holder to any Person who acquires all or a portion of the Registrable Securities to any Person if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (A) the name and address of such transferee or assignee, and (B) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws unless such securities are registered in a Registration Statement under this Agreement (in which case the Company shall be obligated to amend such Registration Statement to reflect such transfer or assignment) or are otherwise exempt from registration, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement, and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement. In addition, each Holder shall have the right to assign its rights hereunder to any other person with the prior written consent of the Company, which consent shall not unreasonably be withheld. The rights to assignment shall apply to the Holders (and to subsequent) successors and assigns.
          (h) Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Agreement following the earlier of: (i) the fifth (5th) anniversary of the date of this Agreement, or (ii) as to any Holder, such earlier time at which all Registrable Securities held by such

Holder (and any affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144) can be sold in any ninety (90) day period without registration in compliance with Rule 144 of the Act.
          (i) Underwriter Status. The Company may not deem any Holder to be an “underwriter” within the meaning of the Securities Act within any Registration Statement without the prior written consent of such Holder.
          (j) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile or electronic mail transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile or electronic mail signature were the original thereof.
          (k) Governing Law; Jurisdiction. The parties acknowledge and agree that any claim, controversy, dispute or action relating in any way to this agreement or the subject matter of this agreement shall be governed solely by the laws of the State of New York, without regard to any conflict of laws doctrines. The parties irrevocably consent to being served with legal process issued from the state and federal courts located in New York and irrevocably consent to the exclusive personal jurisdiction of the federal and state courts situated in the State of New York. The parties irrevocably waive any objections to the personal jurisdiction of these courts. Said courts shall have sole and exclusive jurisdiction over any and all claims, controversies, disputes and actions which in any way relate to this agreement or the subject matter of this agreement. The parties also irrevocably waive any objections that these courts constitute an oppressive, unfair, or inconvenient forum and agree not to seek to change venue on these grounds or any other grounds. The parties hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to this Agreement or the Purchase Agreement, shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party. The parties hereby waive all rights to a trial by jury. Nothing in this Section 7(k) shall affect or limit any right to serve process in any other manner permitted by law.
          (l) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.
          (m) Additional Purchasers. Upon the sale of Additional Securities to Additional Purchasers in accordance with the Purchase Agreement, the Company, without prior action on the part of any Holder, shall require each Additional Purchaser to execute and deliver this Agreement. Each such Additional Purchaser, upon execution and delivery of this Agreement by the Company and such Additional Purchaser, shall be added to Schedule I attached hereto and deemed a Purchaser hereunder.
          (n) Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and such provision shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

          (o) Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.
[remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

NOVARAY MEDICAL, INC.
By:	/s/ Jack Price
	Name:	Jack Price
	Title:	Chief Executive Officer

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

VISION OPPORTUNITY MASTER FUND, LTD.
By:	/s/ Adam Benowitz
	Name:	Adam Benowitz
	Title:	Director

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

LYNDA WIJCIK
By:	/s/ Lynda Wijcik
	Name:	Lynda Wijcik
Title:

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

COMMERCE AND INDUSTRY INSURANCE COMPANY By: AIG Global Investment Corp., its investment advisor
By:	/s/ F.T. Chong
	Name:	F.T. Chong
	Title:	Managing Director

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

AIU INSURANCE COMPANY By: AIG Global Investment Corp., its investment advisor
By:	/s/ F.T. Chong
	Name:	F.T. Chong
	Title:	Managing Director

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

AIG PRIVATE EQUITY PORTFOLIO, L.P. By: AIG PEP GP, L.P., its General Partner By: AIG PEP, LLC, its General Partner By: AIG Global Investment Corp., its Sole Member
By:	/s/ F.T. Chong
	Name:	F.T. Chong
	Title:	Managing Director

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

AIG HORIZON PARTNERS FUND, L.P. By: AIG Horizon Partners GP, L.P., its General Partner By: AIG Horizon Partners LLC, its General Partner By: AIG Global Investment Corp., its Managing Member
By:	/s/ F.T. Chong
	Name:	F.T. Chong
	Title:	Managing Director

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

AIG HORIZON SIDE-BY-SIDE FUND, L.P. By: AIG Horizon SBS GP, L.P., its General Partner By: AIG Horizon Partners, LLC, its General Partner By: AIG Global Investment Corp., its Managing Member
By:	/s/ F.T. Chong
	Name:	F.T. Chong
	Title:	Managing Director

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

WHEATLEY MEDTECH PARTNERS, L.P.
By:	/s/ Barry Rubenstein
	Name:	Barry Rubenstein
	Title:	CEO, Wheatley Medtech Partners, LLC General Partner

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

LLOYD INVESTMENTS, L.P.
By:	/s/ L.J. Lloyd
	Name:	L.J. Lloyd
	Title:	G.P.

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

HEARTSTREAM CAPITAL B.V.
By:	/s/ George Hersbach
	Name:	George Hersbach
	Title:	President & CEO

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

BIOBRIDGE LLC
By:	/s/ Lynda Wijcik
	Name:	Lynda Wijcik
	Title:	Mng. Partner

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

ARIE JACOB MANINTVELD
By:	/s/ Arie Jacob Manintveld
	Name:	Arie Jacob Manintveld
Title:

Schedule I

Names and Addresses of the		Preferred Stock &
Purchasers	Investment Amount	Warrants Purchased
Vision Opportunity Master Fund, Ltd. c/o Vision Capital Advisors, LLC 20 West 55th Street New York, NY 10019 Attn: Antti Uusiheimala	$10,000,001.73	Preferred Shares: 3,745,319 Series A Warrants: 1,248,439 Series J Warrants: 2,309,469 Series J-A Warrants: 769,823

Lynda Wijcik 15941 Overlook Way Los Gatos, CA 95070	$325,577.13	Preferred Shares: 121,939 Series A Warrants: 40,646

Commerce and Industry Insurance Company c/o Mellon Securities Trust Company Attn: Mike Visone Ref: AGIFCII11102/Commerce & Industry Insurance Company 120 Broadway, 13th Floor New York, NY 10271	$582,658.08	Preferred Shares: 218,224 Series A Warrants: 72,741

AIU Insurance Company c/o Mellon Securities Trust Company Attn: Mike Visone Ref: AGIFAIU10902/AIU Insurance Company 120 Broadway, 13th Floor New York, NY 10271	$308,232.81	Preferred Shares: 115,443 Series A Warrants: 38,481

AIG Private Equity Portfolio, L.P. Attn: Matt Joyce Mellon Bank One Mellon Bank Center Rm 151-0510 Pittsburgh, PA 15258	$102,439.89	Preferred Shares: 38,367 Series A Warrants: 12,789

AIG Horizon Partners Fund L.P. Attn: Matt Joyce Mellon Bank One Mellon Bank Center Rm 151-0510 Pittsburgh, PA 15258	$58,537.08	Preferred Shares: 21,924 Series A Warrants: 7,308

Names and Addresses of the		Preferred Stock &
Purchasers	Investment Amount	Warrants Purchased
AIG Horizon Side-by-Side Fund L.P. Attn: Matt Joyce Mellon Bank One Mellon Bank Center Rm 151-0510 Pittsburgh, PA 15258	$130,792.62	Preferred Shares: 48,986 Series A Warrants: 16,328

Wheatley MedTech Partners, L.P. Attn: David R. Dantzker, M.D. 825 Third Ave. 32nd Floor	$367,670.21	Preferred Shares: 142,632 Series A Warrants: 47,544

Lloyd Investments, L.P. Attn: Jack Lloyd 7 Haciendas Road Orinda, CA 94563-1714	$65,329.56	Preferred Shares: 24,468 Series A Warrants: 8,156

Heartstream Capital B.V. Attn: George J.M. Hersbach President & CEO Gooise Poort Gooimeer 3 - 25 1411 DC Naarden Netherlands	$580,769.86	Preferred Shares: 271,896 Series A Warrants: 90,632

BioBridge LLC Attn: Lynda Wijcik 15941 Overlook Dr. Los Gatos, CA 95070	$211,745.95	Preferred Shares: 99,132 Series A Warrants: 33,044

Arie Jacob Manintveld c/o Heartstream Capital BV Gooise Poort Gooimeer 3 - 25 1411 DC Naarden Netherlands	$210,519.89	Preferred Shares: 98,558 Series A Warrants: 32,852

EXHIBIT A
Plan of Distribution
     The selling security holders and any of their pledgees, donees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of common stock being offered under this prospectus on any stock exchange, market or trading facility on which shares of our common stock are traded or in private transactions. These sales may be at fixed or negotiated prices. The selling security holders may use any one or more of the following methods when disposing of shares:
•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resales by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	to cover short sales made after the date that the registration statement of which this prospectus is a part is declared effective by the Commission;

•	broker-dealers may agree with the selling security holders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any of these methods of sale; and

•	any other method permitted pursuant to applicable law.
     The shares may also be sold under Rule 144 under the Securities Act of 1933, as amended (“Securities Act”), if available, rather than under this prospectus. The selling security holders have the sole and absolute discretion not to accept any purchase offer or make any sale of shares if they deem the purchase price to be unsatisfactory at any particular time.
     The selling security holders may pledge their shares to their brokers under the margin provisions of customer agreements. If a selling security holder defaults on a margin loan, the broker may, from time to time, offer and sell the pledged shares.
     Broker-dealers engaged by the selling security holders may arrange for other broker-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling security holders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, which commissions as to a particular broker or dealer may be in excess of customary commissions to the extent permitted by applicable law.
     If sales of shares offered under this prospectus are made to broker-dealers as principals, we would be required to file a post-effective amendment to the registration statement of which this prospectus is a part. In the post-effective amendment, we would be required to disclose the names of any participating broker-dealers and the compensation arrangements relating to such sales.

     The selling security holders and any broker-dealers or agents that are involved in selling the shares offered under this prospectus may be deemed to be “underwriters” within the meaning of the Securities Act in connection with these sales. Commissions received by these broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Any broker-dealers or agents that are deemed to be underwriters may not sell shares offered under this prospectus unless and until we set forth the names of the underwriters and the material details of their underwriting arrangements in a supplement to this prospectus or, if required, in a replacement prospectus included in a post-effective amendment to the registration statement of which this prospectus is a part.
     The selling security holders and any other persons participating in the sale or distribution of the shares offered under this prospectus will be subject to applicable provisions of the Exchange Act, and the rules and regulations under that act, including Regulation M. These provisions may restrict activities of, and limit the timing of purchases and sales of any of the shares by, the selling security holders or any other person. Furthermore, under Regulation M, persons engaged in a distribution of securities are prohibited from simultaneously engaging in market making and other activities with respect to those securities for a specified period of time prior to the commencement of such distributions, subject to specified exceptions or exemptions. All of these limitations may affect the marketability of the shares.
     If any of the shares of common stock offered for sale pursuant to this prospectus are transferred other than pursuant to a sale under this prospectus, then subsequent holders could not use this prospectus until a post-effective amendment or prospectus supplement is filed, naming such holders. We offer no assurance as to whether any of the selling security holders will sell all or any portion of the shares offered under this prospectus.
     We have agreed to pay all fees and expenses we incur incident to the registration of the shares being offered under this prospectus. However, each selling security holder and purchaser is responsible for paying any discounts, commissions and similar selling expenses they incur.
     We and the selling security holders have agreed to indemnify one another against certain losses, damages and liabilities arising in connection with this prospectus, including liabilities under the Securities Act.